EXHIBIT 99.906CERT


                       Annual and Quarterly Certifications
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Accessor Funds, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report for the year ended December 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-SAR fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: 9/6/04                             /s/ J. Anthony Whatley III
                                          --------------------------------------
                                          Name:  J. Anthony Whatley III
                                          Title: Principal Executive Officer


Dated: 9/6/04                             /s/ Ravindra A. Deo
                                          --------------------------------------
                                          Name:  Ravindra A. Deo
                                          Title: Principal Financial Officer